Exhibit 10.74

Wells Fargo Equipment Finance Company
Lansing Square
2550 Victoria Park Avenue, Suite 700
Toronto, Ontario M2J 5A9
SECURITY AGREEMENT
[11/15/06]

THIS SECURITY AGREEMENT made as of this ____17            day of November, 2006 between Startek Canada Services, Ltd. of the City of Halifax, in the Province of Nova Scotia (“Obligor”), and Wells Fargo Equipment Finance Company, incorporated under the laws of the Province of Nova Scotia, with its head office located at 2550 Victoria Park Avenue, Suite 700, Toronto, Ontario M2J 5A9 (“Wells Fargo”).
IN CONSIDERATION of Nine Million, Six Hundred and Twenty Three Thousand, Eight Hundred and Eleven Dollars and 45 Cents ($9,623,811.45), of lawful money of Canada paid by Wells Fargo to Obligor (or as the Obligor directed) and other value received, the receipt and sufficiency of which is hereby acknowledged, effective immediately Obligor, on the terms set out below:
(a)
agrees to perform the Obligations, including payment of all amounts owing by Obligor to Wells Fargo under the promissory note dated the date hereof, a copy of which is attached hereto as Schedule “A” (the “Note”); and

(b)	as general and continuing security for the Obligations:
i.
grants, bargains, sells, assigns, mortgages, hypothecates and charges, to and in favour of Wells Fargo, all of Obligor’s interest in the Equipment (the “Charge”), Wells Fargo to have and to hold the Equipment (subject only to the express terms of this Security Agreement) for its sole use and benefit forever until Obligor discharges the Obligations in full, such Charge creating a fixed and specific Encumbrance on the Equipment and placing Wells Fargo in full possession of the Equipment; and

ii.	grants Wells Fargo a security interest in the Equipment (the “Security Interest”) as security for the Obligations, such Security Interest to be a purchase-money security interest,
(the Charge and the Security Interest being collectively the “Security”), such Security to be in addition to all other security now or hereafter held by Wells Fargo against Obligor’s property and to be a first priority interest in the Equipment (including all proceeds therefrom), free of all Encumbrances (except for Obligor’s rights expressly granted under this Security Agreement). Obligor acknowledges that value has been given by Wells Fargo and that such Security attaches upon the execution of this Security Agreement or, if Obligor has no interest in the Equipment or a part thereof at the time this Security Agreement is executed, at the time Obligor acquires such an interest. The Obligor acknowledges that the grant of the Security was an express condition of the advance resulting in the Note.

LOAN STATEMENT			INSTALLMENT PAYMENTS

Amount Advanced		$9,623,811.45	Principal Sum, interest and all other sums owing are payable in installments as set forth in Schedule “A”, the Note, attached hereto.

Registration Fee	$

Other Charges	$
			EQUIPMENT LOCATION
Principal Sum of Note		$9,623,811.45	Address : refer to attached Schedules B1 and B2

			City, Province Ontario, Canada
1.
Care of Equipment. Obligor shall maintain the Equipment in good condition, repair and working order and fit for its intended use by qualified persons acceptable to Wells Fargo. Any improvements resulting from such maintenance or any other accessions, attachments, additions, changes, modifications or other alterations to the Equipment (collectively “Alterations”) shall immediately form part of the Equipment and become subject to the Security, free of Encumbrances. Obligor shall not make any Alterations if the fair market value of the Equipment after the Alternation is less than its value before such Alteration. The Equipment shall remain as separately identifiable, personal and moveable property and shall not be affixed to real property. Obligor shall not allow any Encumbrance to attach to the Equipment (except pursuant to this Security Agreement), shall not sell, assign, give up possession, lease, license or dispose of the Equipment or any part thereof and shall not assign or Encumber its rights under this Security Agreement or to the Equipment. All costs and risks relating to the Equipment’s ownership, use, maintenance, possession or disposal shall be borne by Obligor, including all Taxes and all charges, licensing costs or fines arising in connection with the ownership or use of the Equipment. Obligor shall, pay all Taxes and, as required by law, file all Tax returns and ensure no Encumbrances arise because of Tax.

2.
Use of Equipment. Obligor shall use the Equipment carefully and shall, at Obligor’s expense, comply with all applicable laws (including safety and inspection requirements), insurance policies and manufacturer’s recommendations relating to the ownership, possession, use and maintenance of the Equipment. Equipment is not “consumer goods” (as such phrase is used in the PPSA or any other relevant legislation) and shall only be used in connection with Obligor’s business or in the carrying on of an enterprise and only for commercial, industrial, professional or handicraft purposes and not for any personal, family, household or farming purpose. Wells Fargo’s written consent is required before Obligor uses the Equipment to transport people for a charge or to transport explosives, radioactive or flammable matter or any substance which is a prohibited, toxic or a restricted substance or hazardous waste under the Canadian Environmental Protection Act (as amended) or any analogous legislation in effect in any relevant jurisdiction. Equipment shall remain at the Equipment Location first set forth above except that Equipment which is, as expressly indicated in the Equipment Location (see above), vehicles or other goods which will necessarily be used at different locations may, provided Wells Fargo’s first priority Encumbrance on the Equipment is not adversely affected: (A) be removed from the Equipment Location for normal daily usage; and (B) in the case of vehicles, provided absences from the Equipment Location shall not exceed 20 consecutive days and 30 days in any 45 day period, be used throughout Canada and the United States.

3.
Inspection, Marking and Licensing. Wells Fargo may at any time inspect the Equipment and Obligor’s maintenance, insurance, use and Tax records. Obligor shall prominently affix and maintain markings on the Equipment as Wells Fargo may from time to time require to indicate Wells Fargo’s Encumbrance on the Equipment. Any licensing or registration of the Equipment shall show, to the extent permitted by applicable law: (A) Wells Fargo as having a first priority Encumbrance on the Equipment; and (B) Obligor as having care and control of the Equipment as Obligor.

4.
Net Payments. The Installment Payments and other amounts payable under the Note and this Security Agreement shall be absolutely net to Wells Fargo, regardless of any Loss and free of all expenses, deductions, Taxes, costs or outgoings of any kind whatsoever and free from all rights of set-off, counterclaim, abatement, defence, recoupment or compensation. Wells Fargo may, in its sole discretion, apply any amounts received from Obligor to any amounts owing by Obligor under this Security Agreement or the Note in the order chosen by Wells Fargo.

5.
Indemnification. Obligor indemnifies Wells Fargo, and shall protect Wells Fargo against, all loss, costs, liabilities, claims, legal proceedings, penalties, damages and expenses arising in connection with: this Security Agreement (including any out-of-pocket costs or fees associated with security searches, registrations, amendments and discharges and with Equipment appraisals and credit verifications) or the Note; the Equipment; the manufacture, selection, purchase, ownership, delivery, installation, possession, use, maintenance, Loss, disposal or return of the Equipment; injury or death to persons or damage to property caused by the Equipment; Taxes; infringement of any patent, industrial or intellectual property right due to the use or operation of the Equipment; any Default; any Encumbrance on the Equipment not caused by or arising through Wells Fargo; or the exercise by Wells Fargo of its rights hereunder or under the Note. Any amount to be paid by Obligor in fulfillment of this indemnity shall be immediately due and payable by Obligor, shall bear interest at the Default Rate, and shall be secured by this Security Agreement and payable at the place specified in the Note.

6.	Insurance. Obligor shall, at its expense, maintain with insurers and on terms and conditions acceptable to Wells Fargo:
(a)
Comprehensive all risks, full replacement value property loss insurance on the Equipment with: (I) loss payable to Wells Fargo as first payee and, if Wells Fargo requests, with Wells Fargo named as an additional insured, and (II) a waiver of subrogation in favour of Wells Fargo; and

(b)
General public liability and third party property damage insurance (in the case of vehicles, under a standard form automobile insurance policy and any “no fault” coverage required by applicable law) with limits of liability equal to at least $2,000,000 per occurrence (or such greater amount as Wells Fargo may require from time to time), exclusive of interest and costs and regardless of the number of claims arising from any one accident, and such insurance shall: (I) extend to all liabilities of Obligor arising out of its or its agents use or possession of Equipment or out of Wells Fargo’s Charge on or Security in the Equipment, (II) if Wells Fargo request, naming Wells Fargo as additional insured, and (III) include a cross-liability provision insuring each insured as if a separate policy had been issued.

Such insurance shall provide that: (A) evidence of renewal shall be provided to Wells Fargo and thirty days written notice shall be given to Wells Fargo before a policy expiration, alteration or cancellation; (B) coverage shall be primary and not contributory; and (C) Wells Fargo’s interest as additional insured (if any) shall not be adversely affected by any act or omission of Obligor or its agents and such insurance shall contain, at a minimum, a standard mortgagee clause. Obligor shall supply Wells Fargo with evidence of satisfaction of these insurance covenants (showing Wells Fargo as loss payee and additional insured, if any) prior to receiving the Equipment and thereafter upon request by Wells Fargo. If Equipment is, in Wells Fargo’s reasonable opinion, an actual or constructive total loss, Wells Fargo shall be entitled to retain the Termination Amount from the insurance proceeds and, if such proceeds are less than the Termination Amount, to recover any shortfall from Obligor. Obligor appoints Wells Fargo as its attorney for the purpose of endorsing and negotiating all instruments payable to Obligor and executing all documents relating to the Loss. The proceeds of any property loss insurance shall, at Wells Fargo’s option, be applied towards replacement or repair of the Equipment or payment of the balance owing hereunder.

7.
Failure to Perform. If Obligor fails to perform any Obligation (including its obligation to maintain adequate insurance coverage and to keep the Equipment free of Encumbrances), Wells Fargo may, as Obligor’s lawful attorney or otherwise, do so on Obligor’s behalf (including procuring insurance to protect Wells Fargo’s, but not Obligor’s, interests). Such failure is a Default and Obligor shall immediately indemnify Wells Fargo for Wells Fargo’s costs of performing such Obligation.

8.
Representations, Warranties & Covenants. Obligor represents, warrants and covenants (and acknowledges Wells Fargo’s reliance thereon and that such representations, warranties and covenants shall survive without time limit) that:

(a)	its full legal name is as set forth above and, if a body corporate, it is and will continue to be validly incorporated and organized;

(b)
it has all necessary power and authority to own its property and carry on its business and to execute, deliver and perform this Security Agreement and the Note, each such action (i) having been duly authorized, (ii) not being in conflict with any law, the constating documents, resolutions or by-laws of Obligor or any agreement to which it is a party, and (iii) not creating any Encumbrance on the Equipment;

(c)
this Security Agreement and the Note are and will continue to be a legal, valid and binding obligation of Obligor, enforceable against it and effective against its creditors in accordance with its terms;

(d)	there are no pending or threatened proceedings against Obligor before any court or other tribunal unless disclosed to Wells Fargo in writing;

(e)
this Security Agreement is not a consumer loan or financing within the meaning of any personal property security or consumer protection legislation, or any analogous legislation, of any applicable jurisdiction;

(f)
Obligor’s financial information is prepared in accordance with generally accepted accounting principles and Obligor has made full disclosure to Wells Fargo of all material facts related to its financial well being, business and affairs;

(g)	Schedule “B” hereto is accurate and completely describes the Equipment;

(h)
Obligor shall promptly notify Wells Fargo of any loss, damage, breakdown, destruction, seizure, theft or governmental taking of the Equipment or any part thereof (any such case being a “Loss”), regardless of whether it is caused by any default or neglect of Obligor;

(i)	subject only to the Security, Obligor has and will continue to have good and marketable title to the Equipment, free and clear of all Encumbrances of any kind whatsoever; and

(j)
all information now or hereafter provided by Obligor to Wells Fargo in respect of this Security Agreement is true and does not omit to state a material fact, the omission of which would cause such information to be misleading.

9.	Defaults. Obligor is in default (a “Default”) if:
(a)	Obligor fails to make any Installment Payment or other payment due under this Security Agreement or the Note within ten days of its due date;

(b)	Obligor fails to perform any other Obligation;

(c)	an event of default occurs under any other agreement between Obligor and Wells Fargo (including the Note) or between Obligor and any financial institution;

(d)	any representation or warranty of Obligor herein or given in connection with this Security Agreement or the Note is incorrect or misleading;

(e)	the value of the Equipment is materially impaired due to Loss;

(f)
Obligor makes any assignment for the benefit of creditors, becomes insolvent, commits an act of bankruptcy, ceases or threatens to cease to do business as a going concern, amalgamates, is subject to a direct or indirect change in control or seeks any arrangement or composition with its creditors;

(g)	any proceeding in bankruptcy, receivership, liquidation or insolvency is commenced by or against Obligor or its property;

(h)
Wells Fargo in good faith believes and has commercially reasonable grounds to believe that the prospect of payment or performance by Obligor under this Security Agreement or the Note is or is about to be impaired or the Equipment is or is about to be placed in jeopardy; or

(i)	any guarantor of Obligor’s Obligations disputes or seeks to determine or terminate its guarantee or becomes subject to any of the events in clauses (f) or (g) above.
10.	Remedies. Upon any Default, subject to applicable law which is not effectively hereby waived:
(a)	Wells Fargo may by notice in writing declare Obligor to be in Default and exercise all rights of a secured creditor available under applicable law;

(b)	Obligor shall, if Wells Fargo requests, immediately deliver the Equipment to the place in Canada specified by Wells Fargo at Obligor’s expense;

(c)	Wells Fargo may take possession of or disable the Equipment without demand, notice or resort to legal process and may enter on the premises of Obligor or any other person for such purpose;

(d)	Wells Fargo may repair and restore the Equipment to its original condition (ordinary wear and tear only excepted) at Obligor’s expense;

(e)
Wells Fargo may sell, lease or otherwise dispose of the Equipment by private or public transaction for such consideration, payable immediately or on a deferred basis, with or without notice to Obligor, and on such terms and conditions as Wells Fargo in its sole

(f)
Wells Fargo may, as specified in the appointment, appoint or retain a receiver or receiver-manager as Obligor’s agent (Obligor hereby agreeing to indemnify and save any such receiver or receiver-manager harmless) or any other person as Wells Fargo’s agent to exercise Wells Fargo’s rights and remedies;

(g)
Wells Fargo may elect to retain the Equipment in satisfaction of all or part of the Obligations, provided that if the Equipment is retained in respect of less than all of the Obligations, Wells Fargo shall advise Obligor of the part of the Obligations discharged by the retention of the Equipment and Wells Fargo may thereafter continue to enforce its other rights and remedies; and

(h)	if Wells Fargo requests by notice in writing, Obligor shall immediately pay Wells Fargo, as liquidated damages (and not as a penalty), the aggregate (the “Termination Amount”) of:
i.	all amounts then due and unpaid under the Note and this Security Agreement, including Installment Payments and interest;

ii.
plus the present value (calculated using a discount rate of three percent (3%) per annum, compounded monthly) of the remaining Installment Payments and all other amounts which are scheduled to be paid under the Note and under this Security Agreement;

iii.	plus all other amounts then owing by Obligor under the Note and under this Security Agreement;

iv.
plus all costs and expenses due to or arising from a Default (including costs due to collection, legal fees, repossession, Equipment repair, rights enforcement, Equipment disposition and other realization costs);

v.	plus interest thereon at the Default Rate;

vi.	less the proceeds (if any) actually received by Wells Fargo, after deducting all costs incurred, due to the sale or other disposition of the Equipment.

If the Termination Amount includes any Taxes, such amount shall be increased to ensure that the net amount retained by Wells Fargo after remitting all Taxes will be equal to the Termination Amount. Obligor remains liable for any deficiency remaining after Wells Fargo receives any proceeds available from the disposition (or attempted disposition) of the Equipment or from any insurance policy. All rights and remedies, under this Security Agreement and at law and equity, are cumulative and not alternative or exclusive and shall not be extinguished by or merged into any legal proceeding or judgment or by any seizure or disposition of Equipment. To the extent permitted by law, OBLIGOR WAIVES THE BENEFIT OF ALL LAWS WHICH WOULD LIMIT WELLS FARGO’S RIGHTS HEREUNDER, including Obligor’s rights under conditional sales, credit, personal property security and other similar statutes such as The Limitation of Civil Rights Act (Saskatchewan), as amended. All proceeds of sale shall be applied by Wells Fargo in reduction of the Obligations in the order Wells Fargo, in its sole discretion, determines is appropriate. Wells Fargo shall have no liability due to any failure to seize, realize, dispose of or otherwise deal with the Equipment or any other collateral or enforce any of its other rights against Obligor or any other person or for any negligence on its part or the part of its agents in so doing; nor shall Wells Fargo be bound to institute proceedings against any person for such purposes or for the purpose of preserving its rights in respect of the Equipment. If Wells Fargo or its agents take possession of the Equipment they shall have no liability as a mortgagee in possession and shall not be accountable for anything other than actual receipts.

11.
General. Obligor has read and understood this Security Agreement. Wells Fargo may assign any or all of its rights or benefits under this Security Agreement or the Note without notice to or the consent of Obligor and any assignee shall acquire such rights and benefits free of all equities and rights of set-off, counterclaim, defense, recoupment, abatement or compensation existing between Obligor and the assignor. If Wells Fargo makes a partial assignment of this Security Agreement and/or the Note or is acting as agent, Wells Fargo and its principal or partial assignee shall jointly and, as their interests may appear, severally have rights under this Security Agreement and/or the Note. Obligor confirms that no notice of assignment is required and waives signification of the act of assignment and delivery of a copy of the assignment. If more than one person signs this Security Agreement or the Note as Obligor, their liability shall be joint and several and, in the Province of Quebec, solidary, without benefit of division or discussion.Waiver. To the maximum extent permitted by law, Obligor waives its rights and all benefits under any existing or future statute which limits the rights and/or remedies of a secured party and, in particular, agrees that the Limitation of Civil Rights Act (Saskatchewan), or any provision thereof, shall not apply to this Security Agreement or the Note. Obligor acknowledges that the provisions of this Security Agreement and the Note are commercially reasonable.

12.
Administration. Subject to applicable law, Obligor confirms that it has authorized Wells Fargo (either directly or through representatives) to conduct a credit investigation of Obligor and its shareholders, including making inquires with its bank and other persons; Obligor authorizes and directs such persons to answer Vendor’s inquiries. Obligor shall provide Wells Fargo with annual financial statements within 150 days after the end of each financial year (which have been reviewed or audited by an independent qualified professional accountant) and such other financial information as Wells Fargo may reasonably request from time to time. Wells Fargo may provide information about this Security Agreement and the Note to any person. Obligor agrees to do all things required by Wells Fargo to give effect to, to complete registrations or filings or to better evidence this Security Agreement and the Note. Wells Fargo may charge Obligor such fees as it generally establishes from time to time for the administration of financing agreements. Obligor shall immediately notify Wells Fargo in writing of any change in Obligor’s name and of any change in Obligor Information. Any notice must be in writing and shall be given by delivery, first class prepaid mail or by facsimile to: (A) in the case of the Obligor, the address first noted above; and (B) in the case of Wells Fargo, the address noted above for payments; or, (C) in any such case, to such other address specified by notice. Deemed receipt of notices shall occur on the business day first following the date it is delivered or sent by facsimile transmission or, if sent by mail, provided there is no interruption in postal services, on the fifth business day after mailing. Obligor acknowledges receipt of a copy of this Security Agreement, confirms that Wells Fargo may make all security registrations or filings it deems necessary or desirable in connection with this Security Agreement and the Note and waives, to the extent permitted by law, its right to receive copies of financing statements, notices or filings made by Wells Fargo in connection with this Security Agreement and the Note.

13.
Personal Information: If an individual, Obligor (i) acknowledges receipt of a copy of the Wells Fargo Privacy Code; (ii) hereby confirms that he/she understands the reasons for the collection, use and disclosure of his/her personal information and (iii) consents to the collection, use and disclosure of his/her personal information as indicated in the Wells Fargo Privacy Code, as amended from time to time. Obligor further, specifically, acknowledge that Wells Fargo may assign this Security Agreement in whole or part from time to time and that he/she expressly agrees and consents that any personal information collected may be disclosed to and used by any such proposed assignee or the bankers or funders of Wells Fargo. 13 a) If a corporation or other legal entity, Obligor specifically acknowledges that Wells Fargo may assign this Security Agreement in whole or part from time to time and that it expressly agrees and consents that any information collected may be disclosed to and used by any such proposed assignee or the bankers or funders of Wells Fargo.

14.
Definitions. Terms not otherwise defined in this Security Agreement which are defined in the Personal Property Security Act (Ontario), as amended from time to time, (the “PPSA”) have the meaning ascribed thereto in the PPSA unless the context otherwise requires. Terms defined in the Note which are not otherwise defined in this Security Agreement have the meaning ascribed to such term in the Note. For the purpose of any Bills of Sale Act or other analogous legislation, the Obligor is, for the avoidance of doubt, a “mortgagor” as such term is used in such legislation. In this Security Agreement: “including” means “including without limitation”; “Wells Fargo” means Wells Fargo Financial Company and its principals, successors and assigns; “Equipment” means the chattels, equipment and other personal property described in Schedule “B” hereto, together with all parts and accessories, replacements, additions and accessions thereto, tangible or intangible, and including all proceeds therefrom, all of Obligor’s rights to use or possess information, documentation, software or other intangibles supplied in connection with such property and all of Obligor’s rights under service or maintenance agreements, guarantees and warranties relating to such property; “Encumbrance” means any claim, lien, charge, encumbrance, levy, security interest, mortgage, pledge, hypothecation, assignment, seizure, trust, attachment, execution, judicial process, ownership interest, license or leasehold interest, including any claim by a landlord or mortgagee that an asset has become a fixture, and “Encumber” has a similar meaning; “Loss” has the meaning ascribed thereto in Section 8 (h) of this Security Agreement; “Obligations” means Obligor’s obligation to pay all amounts owing by Obligor to Wells Fargo under the Note, this Security Agreement or any other agreement between Obligor and Wells Fargo and all of Obligor’s other obligations to Wells Fargo under the Note, this Security Agreement or any other agreement now or at any time hereafter between Obligor and Wells Fargo; “Taxes” includes all taxes, imposts, levies, fees, duties and charges now or hereafter imposed by any taxation authority on Obligor, the Equipment or the purchase, sale, ownership, delivery, possession, use, maintenance, operation or lease of the Equipment or on the Obligor or Wells Fargo in respect of any of the foregoing (including sales, excise, use, property, capital, business, transfer, goods and services and value added taxes and penalties and interest on Taxes), excluding taxes on Wells Fargo’s net income.

15.
Interpretation. This Security Agreement constitutes the entire agreement between Wells Fargo and Obligor with respect to its subject matter; for the avoidance of doubt, the Note is a separate obligation from this Security Agreement and does not affect the interpretation of, or limit the Obligor’s obligations under, this Security Agreement. Obligor shall have no right to voluntarily prepay any amounts referred to herein except as expressly permitted in the Note, it being understood that the foregoing shall not relieve Obligor from its obligation to pay the amounts due hereunder in full upon demand following a Default. Amendments to this Security Agreement must be in writing, reference this Security Agreement and be signed by Obligor and Wells Fargo. Obligor acknowledges that any equipment vendor, any brokers or any other intermediaries involved in arranging this Security Agreement are independent contractors and are not agents of Wells Fargo or authorized to enter into agreements, amendments or waivers on Wells Fargo’s behalf. This Security Agreement shall be interpreted according to the laws of, and the parties submit to the non-exclusive jurisdiction of the courts of, the Province of Ontario. The singular shall include the plural and vice versa and words importing one gender shall include all genders. Time is of the essence. Headings and sections are only for convenience and do not affect interpretation. This Security Agreement shall enure to and be binding upon the parties hereto and their respective heirs, executors, administrators, successors, permitted assigns and legal representatives. Any provision of this Security Agreement not permitted by applicable law shall be ineffective and severed herefrom without invalidating the remaining provisions of this Security Agreement. Failure by Wells Fargo to exercise any right will not waive such right. Waiver of a Default is not a waiver of any other Default. All waivers must be in writing and signed by an authorized representative of the waiving party. All unperformed obligations of Obligor which, by their nature, are not released by the discharge of this Security Agreement (including those under sections 5 and 10) and the rights of Wells Fargo hereunder shall survive the discharge of this Security Agreement.

16.
English. The parties have expressly required that this Security Agreement, the Note and all documents and notices relating hereto be drafted in English. Les parties aux présentes ont expressément exigé que la présente convention et tous les documents et avis qui y sont afférents soient rédigés en anglais

Startek Canada Services, Ltd.	Date:	November_17___, 2006

Obligor Name (full legal name, including French version, if any)		(signing date)

The undersigned affirms that he/she/they is/are duly authorized to enter into this Security Agreement on behalf of Obligor. (Obligor must determine the required number of corporate signatories and whether corporate seal is required. Witnesses are mandatory for individuals.)

By:	/s/ Steve Butler	(seal)	By:	(seal)

Name/Title:	Steve Butler, CEO	Name/Title:

Witnessed By:	/s/ Rodd Granger	Witnessed By:

Witness Name:	Rodd Granger	Witness Name:

Address:	44 Cook St	Address:

Denver, CO 80206

SCHEDULE “A”
This Schedule “A” is attached to and forms part of the Security Agreement dated the ____17th___ day of November, 2006 between Startek Canada Services, Ltd. (the “Obligor”) and Wells Fargo Equipment Finance Company.
PROMISSORY NOTE
FOR VALUE RECEIVED, the undersigned (the “Obligor”), jointly and severally, promises to pay, as hereinafter provided, to or to the order of Wells Fargo Equipment Finance Company (“Wells Fargo”), at Wells Fargo’s office at 2550 Victoria Park Avenue, Toronto, Ontario, Suite 700 (or as Wells Fargo may otherwise direct) the principal amount of Nine Million, Six Hundred and Twenty Three Thousand, Eight Hundred and Eleven Dollars and 45 Cents ($9,623,811.45) (the “Principal”), together with interest thereon, payable in 48 consecutive monthly installments on the same day of each calendar month in the amounts set forth below. (The scheduled installments set forth below have been calculated and are due and payable monthly in arrears as herein provided from the date hereof until payment has been made of all outstanding Principal and accrued interest hereunder. Interest shall accrue after as well as before maturity and both before and after default and/or judgment. Interest shall accrue on any overdue payments (including overdue interest) at the rate of eighteen percent (18%) per annum, calculated daily and compounded monthly (the “Default Rate”).
The Principal and interest thereon shall be due and payable by the undersigned in blended installments as set forth below. Such installment payments are to be applied first to accrued and unpaid interest and then to unpaid Principal.

No. of Monthly	Monthly Installment		No. of Monthly	Monthly Installment
Payments	Payment $	Commencing (M/D/Y/)	Payments	Payment $	Commencing (M/D/Y)
48	$225,002.06	12/20/06

Obligor’s payment obligations under this Note are free of all rights of set-off, defense, recoupment, counterclaim, compensation or abatement. Such payment obligations are absolute and unconditional. All amounts are in Canadian dollars unless otherwise stated. Acceptance of any partial payment does not, in itself, waive Wells Fargo’s right to any other amount owing, even if such partial payment is tendered as “payment in full”.

Obligor’s Bank Name, Address and Transit & Account No. (or attach void cheque)

Obligor’s Bank is hereby authorized and directed to: (A) debit Obligor’s above Bank Account, as described in the above information, for all Installment Payments and other Security Agreement payments purporting to be drawn on Obligor for payment to Wells Fargo and which are presented for payment by Wells Fargo or Wells Fargo’s agent; and (B) make all such payments to Wells Fargo or Wells Fargo’s agent from such Account. Such payments may be requested in the form of magnetic or computer-produced tape and such Bank is hereby authorized and directed to treat them as signed by Obligor. Obligor agrees that such Bank shall not be liable for any loss or damage incurred by Obligor due to such Bank honouring this authorization. If such Account is transferred to another branch, this authorization shall be directed to such other branch. This authorization may not be revoked without Wells Fargo’s consent. Wells Fargo is irrevocably authorized, as Obligor’s lawful attorney, to provide further evidence of this authorization to such Bank.
This note is secured by a Security Agreement dated the date hereof and given by Obligor in favour of Wells Fargo. The Security Agreement grants Security for this Note and sets forth the rights of Wells Fargo and any holder of this Note. Unless otherwise provided in this Note, all terms used in this Note shall, if defined in the Security Agreement, have the corresponding meaning when used herein; and the provisions of Sections 12, 13, 14, 15 and 16 of the Security Agreement shall apply to and are incorporated by reference into this Note, mutatis mutandis (including the term: “Note” in place of “Security Agreement”).

Notwithstanding the Security Agreement or any other agreement, this Note is an unconditional promise to pay the Principal and interest thereon as set forth herein and this Note is a negotiable instrument; Wells Fargo may separate and deal with this Note apart from the Security Agreement for all purposes, including legal proceedings and assignment.
All Installment Payments and interest accrued thereon shall forthwith become accelerated and immediately due and payable without notice or demand upon: (A) any failure to pay any Installment Payment or interest when due in accordance with the terms of this Note; or (B) any other Default occurring under the Security Agreement (as such term is defined therein). Such acceleration and Default may be cured by the payment by Obligor to Wells Fargo of the Termination Amount.
If Obligor is not in Default, it may, on any scheduled Installment Payment date, provided Obligor has irrevocably given Wells Fargo at least 30 days prior written notice of its election to prepay, prepay its payment obligations under this Note by paying Wells Fargo the sum (the “Prepayment Amount”) of: (A) all amounts then due and unpaid under the Security Agreement and this Note, including Installment Payments and interest; (B) the present value (calculated using as a discount rate the “Implicit Rate” as defined below, compounded monthly) of the remaining Installment Payments and all other amounts which are scheduled to be paid under the Security Agreement and under this Note; (C) the “Prepayment Premium” as defined below and (D) all other amounts due to Wells Fargo under the Security Agreement and this Note, including indemnity payments and interest on past due payments. Implicit Rate means 5.77%. Index Rate means 3.94%. Prepayment Premium means if the Index Rate is greater than the rate published 5 days prior to the proposed date of prepayment for the Government of Canada Bond having a term closest to the remaining term of this Note as of the date of prepayment (the Prepayment Calculation Rate”) then the Prepayment Premium shall be, the amount by which (x) the sum of all interest, calculated using the Index Rate, that would have accrued on the principal balance being prepaid from the date of prepayment to the date that the final payment would have been due and payable hereunder had no prepayment occurred, exceeds (y) the sum of all interest, calculated using the Prepayment Calculation Rate, that would have accrued on the principal balance being prepaid from the date of prepayment to the date that the final payment would have been due and payable hereunder had no prepayment occurred. Except as expressly permitted by this paragraph, Obligor has no right to prepay this Note. No partial prepayments are permitted.
The Obligor hereby waives demand, presentment for payment, dishonour, notice of non-payment, notice of dishonour, protest or noting of protest, bringing of suit and diligence in respect of any action, proceeding or enforcement concerning this Note. This Note shall be governed by the laws of the Province of Ontario.

Startek Canada Services, Ltd.	Date:	November 17___, 2006

Obligor Name (full legal name, including French version, if any)		(signing date)

The undersigned affirms that he/she/they is/are duly authorized to enter into this Security Agreement on behalf of Obligor. (Obligor must determine the required number of corporate signatories and whether corporate seal is required. Witnesses are mandatory for individuals.)

By:	/s/ Steve Butler	(seal)	By:	(seal)

Name/Title:	Steve Butler, CEO	Name/Title:

Witnessed By:	/s/ Rodd Granger	Witnessed By:

Witness Name:	Rodd Granger	Witness Name:

Address:	44 Cook St	Address:

Denver, CO 80206

SCHEDULE “B”
This Schedule “B” is attached to and forms part of the Security Agreement dated the ____17___day of November, 2006 between Startek Canada Services, Ltd. (the “Obligor”) and Wells Fargo Equipment Finance Company.
DESCRIPTION OF EQUIPMENT
See Schedules B1 and B2

SCHEDULE “C”
This Schedule “C” is attached to and forms part of the Security Agreement dated the ____17___day of November, 2006 between Startek Canada Services, Ltd. (the “Obligor”) and Wells Fargo Equipment Finance Company.

DIRECTION
TO:	Wells Fargo Equipment Finance Company (“Wells Fargo”)
RE:	Direction to Pay $9,623,811.45 (the “Advance”)

to	Startek Canada Services, Ltd.	(“Vendor”)	9,623,811.45	(the “Advance”)

(“Vendor”)	(the “Advance”)

(“Vendor”)	(the “Advance”)

(“Vendor”)	(the “Advance”)

(“Vendor”)	(the “Advance”)

Wells Fargo is hereby irrevocably authorized and directed to pay the Advance to Vendor and this shall be Wells Fargo’s good and sufficient authority for doing so.

Startek Canada Services, Ltd.	Date:	November 17___2006

Obligor Name (full legal name, including French version, if any)		(signing date)

The undersigned affirms that he/she/they is/are duly authorized to enter into this Security Agreement on behalf of Obligor. (Obligor must determine the required number of corporate signatories and whether corporate seal is required. Witnesses are mandatory for individuals.)

By:	/s/ Steve Butler	(seal)	By:	(seal)

Name/Title:	Steve Butler, CEO	Name/Title:

Witnessed By:	/s/ Rodd Granger	Witnessed By:

Witness Name:	Rodd Granger	Witness Name:

Address:	44 Cook St, Suite 400	Address:

Denver CO 80206

Schedule “B1”
This Schedule “B1” is attached to and forms part of the Security Agreement dated the _____ 17___of November, 2006 between Startek Canada Services, Ltd. and Wells Fargo Equipment Finance Company.
DESCRIPTION OF EQUIPMENT
Asset Location: 401 Spence Avenue, Hawkesbury, Ontario K6A 2Y3

Asset description	Quantity	Asset	Vendor
Site Project Management fees for build out	1	24927	Interior Architects
Cupido construction	1	24928	Cupido Construction Ltd.
RMDC Task chair w/ arms Dauphin seatwise	464	24929	Rocky Mountain Desk Corporation
RMDC Conference room seating Dauphin	56	24930	Rocky Mountain Desk Corporation
RMDC Dauphin Private office desk chair	6	24931	Rocky Mountain Desk Corporation
RMDC Training room chair	56	24932	Rocky Mountain Desk Corporation
RMDC Breakroom chair poly seat & back	56	24933	Rocky Mountain Desk Corporation
RMDC Dauphin Breakroom stools	6	24934	Rocky Mountain Desk Corporation
RMDC Dauphin Private office guest chair	6	24935	Rocky Mountain Desk Corporation
RMDC Dauphin basis chair	6	24936	Rocky Mountain Desk Corporation
RMDC workstations	406	24937	Rocky Mountain Desk Corporation
RMDC workstations Supervisor	20	24938	Rocky Mountain Desk Corporation
RMDC workstations LRP	1	24939	Rocky Mountain Desk Corporation
RMDC workstations OM/TQM	6	24940	Rocky Mountain Desk Corporation
RMDC workstations QA	15	24941	Rocky Mountain Desk Corporation
RMDC workstations CCD	1	24942	Rocky Mountain Desk Corporation
RMDC workstations IT 2 PERSON	1	24943	Rocky Mountain Desk Corporation
RMDC workstations PRIVATE office	5	24944	Rocky Mountain Desk Corporation
RMDC Reception desk for two	1	24945	Rocky Mountain Desk Corporation
RMDC Privacy room recliner chair	1	24946	Rocky Mountain Desk Corporation
RMDC Conference room tables	8	24947	Rocky Mountain Desk Corporation
RMDC Breakroom tables	14	24948	Rocky Mountain Desk Corporation
RMDC Huddleroom tables	4	24949	Rocky Mountain Desk Corporation
RMDC Training tables	46	24950	Rocky Mountain Desk Corporation
RMDC Training furniture	5	24951	Rocky Mountain Desk Corporation
RMDC Training accessories	2	24952	Rocky Mountain Desk Corporation
RMDC Lateral files	16	24953	Rocky Mountain Desk Corporation
RMDC Lateral files	16	25034	Rocky Mountain Desk Corporation
RMDC Training tables	1	25035	Rocky Mountain Desk Corporation
RMDC: Kit of parts	1	25036	Rocky Mountain Desk Corporation
RMDC: Design Services-project mgmt	1	25037	Rocky Mountain Desk Corporation
RMDC: Labor-freight-brokerage	1	25038	Rocky Mountain Desk Corporation
RMDC: Keyboards	7	25039	Rocky Mountain Desk Corporation
RMDC: Receptionist Seating	6	25040	Rocky Mountain Desk Corporation
RMDC: Receptionist Table	1	25041	Rocky Mountain Desk Corporation
RMDC: Lyon Steel Shelving for Storage	23	25042	Rocky Mountain Desk Corporation
RMDC: Lyon Steel Shelving for Storage	5	25043	Rocky Mountain Desk Corporation
Startek Canada Services, Ltd.
/s/ Steve Butler, CEO
Name/Title:
Page 1 of 4 to Schedule “B1”

Schedule “B1”
This Schedule “B1” is attached to and forms part of the Security Agreement dated the ____17___of November, 2006 between Startek Canada Services, Ltd. and Wells Fargo Equipment Finance Company.
DESCRIPTION OF EQUIPMENT
Asset Location: 401 Spence Avenue, Hawkesbury, Ontario K6A 2Y3

Asset description	Quantity	Asset	Vendor
Dell GX520 Desktops	527	20520	Dell Computer Corp.
Serials: CGPJC91, 5HPJC91, 6HPJC91, 7HPJC91, 8HPJC91, 9HPJC91, BHPJC91, CHPJC91, FHPJC91, JHPJC91, 3JPJC91, 5JPJC91, 7JPJC91, BHPJC91, CHPJC91, FHPJC91, JHPJC91, 3JPJC91, 5JPJC91, 7JPJC91, BJPJC91, FJPJC91, JJPJC91, 2KPJC91, 4NPJC91, 7NPJC91, 9NPJC91, CNPJC91, GNPJC91, JNPJC91, 3PPJC91, 6PPJC91, 8PPJC91, 1RPJC91, 3RPJC91, 5RPJC91, 6RPJC91, 9RPJC91, BRPJC91, CRPJC91, DRPJC91, FRPJC91, GRPJC91, HRPJC91, JRPJC91, 1SPJC91, 2SPJC91, 3SPJC91, 6SPJC91, 7SPJC91, 8SPJC91, 9SPJC91, BSPJC91, DSPJC91, FSPJC91, GSPJC91, HSPJC91, 1TPJC91, BJKMC91, JJKMC91, JJKMCC91, 2KKMC91, 3KKMC91, 4KKMC91, 5KKMC91, 8KKMC91, BKKMC91, CKKMC91, DKKMC91, HKKMC91, JKKMC91, 2LKMC91, 3LKMC91, 5LKMC91, 9LKMC91, 6KLMC91, BKLMC91, CKLMC91, FKLMC91, GKLMC91, 2LLMC91, 3LLMC91, 4LLMC91, 6LLMC91, BLLMC91, FLLMC91, 1MLMC91, 4MLMC91, 6MLMC91, 7MLMC91, BMLMC91, FMLMC91, 73MMC91, C3MMC91, F3MMC91, 94MMC91, C4MMC91, D4MMC91, H5MMC91, 16MMC91, 36MMC91, 56MMC91,J6MMC91, 37MMC91, 86MMC91, F6MMC91, J6MC91, 37MMC91, 67MMC91, 87MMC91, G7MMC91, FDMMC91, JDMMC91, 3FMMC91, 9FMMC91, FFMMC91, 5GMMC91, 9GMMC91, 6FMMC91, 9FMMC91, FFMMC91, 5GMMC91, 9GMMC91, JGMMC91, 3HMMC91, 7HMMC91, FHMMC91, 2JMMC91, 5JMMC91, BJMMC91, FJMMC91, HJMMC91, HZTMC91, BPWMC91, HPWMC91, 3QWMC91, BQWMC91, GQWMC91, 3RWMC91, 9RWMC91, GRWMC91, 4SWMC91, 9SWMC91, GSWMC91, 3TWMC91, 7TWMC91, BTWMC91, DTWMC91, GTWMC91, 2VWMC91, HXWMC91, JXWMC91, 2YWMC91, 4YWMC91, 7YWMC91, 9YWMC91, FYWMC91, GYWMC91, 1ZWMC91, 5ZWMC91, 7ZWMC91, DZWMC91, HZWMC91, 30XMC91, 70XMC91, C0XMC91, J0XMC91, 61XMC91, 95XMC91, D5XMC91, H5XMC91, 26XMC91, 46XMC91, 76XMC91, C6XMC91, H6XMC91, 77XMC91, C7XMC91, J7XMC91, 48XMC91, 78XMC91, F9XMC91, J9XMC91, HJ5MC91, BL5MC91, FL5MC91, JL5MC91, 6M5MC91, BM5MC91, CM5MC91, GM5MC91, JM5MC91, 3N5MC91, 8P5MC91, DP5MC91, HP5MC91, 3Q5MC91, 4Q5MC91, 9Q5MC91, BQ5MC91, 1V5MC91, 6V5MC91, 8V5MC91, BV5MC91, FV5MC91, HV5MC91, 1W5MC91, 5W5MC91 7W5MC91, BW5MC91, DW5MC91, FW5MC91, HW5MC91, 1X5MC91, 2X5MC91, 3X5MC91, 4X5MC91, 5KPJC91, BKPJC91, DKPJC91, JKPJC91, 1LPJC91, 3LPJC91, 6LPJC91, 8LPJC91, CLPJC91, FLPJC91, HLPJC91, 1MPJC91, 6MPJC91, 8MPJC91, CMPJC91, HMPJC91, INPJC91, 4Z5MC91, 6Z5MC91, 8Z5MC91, 9Z5MC91, 2L6MC91, 3L6MC91, 5L6MC91, 6L6MC91, 8L6MC91, BL6MC91, CL6MC91, FL6MC91, GL6MC91, JL6MC91, 1M6MC91, 3M6MC91, 4M6MC91, 9M6MC91, CM6MC91, FM6MC91, GM6MC91, JM6MC91, BQ6MC91, CQ6MC91, DQ6MC91, FQ6MC91, GQ6MC91, HQ6MC91, JQ6MC91, 1R6MC91, 2R6MC91, 3R6MC91, 4R6MC91, 5R6MC91, 4Y6MC91, 6Y6MC91, 897MC91, C97MC91, F97MC91, H97MC91, 2B7MC91, 3B7MC91, 5B7MC91, 6B7MC91, BB7MC91, CB7MC91, FB7MC91, 548MC91, 648MC91, 848MC91, 948MC91, B48MC91, D48MC91, F48MC91, G48MC91, J48MC91, 258MC91, 358MC91, 458MC91, 658MC91, 758MC91, 858MC91, 958MC91, B58MC91, D58MC91, F58MC91, G58MC91, H58MC91, 168MC91, 268MC91, 368MC91, 468MC91, 668MC91, 768MC91, 868MC91, C68MC91, D68MC91, G68MC91, 178MC91, 278MC91, 678MC91, 878MC91, D78MC91, J78MC91, 488MC91, 888MC91, F88MC91, 398MC91, 698MC91, 998MC91, D98MC91, H98MC91, 2B8MC91, 4B8MC91, 7B8MC91, 9B8MC91, DB8MC91, HB8MC91, 2C8MC91, 4C8MC91, 6C8MC91, BC8MC91, FC8MC91, JC8MC91, 2D8MC91, 4D8MC91, 6D8MC91, 9D8MC91, CD8MC91, FD8MC91, JD8MC91, 2F8MC91, 5F8MC91, 8F8MC91, BF8MC91, FF8MC91, HF8MC91, 1G8MC91, 3G8MC91, 6G8MC91, BG8MC91, FG8MC91, HG8MC91, 3H8MC91, 5H8MC91, 8H8MC91, BH8MC91, GH8MC91, JH8MC91, 3J8MC91, 5J8MC91, 7J8MC91, BJ8MC91, FJ8MC91, 1K8MC91, 7K8MC91, BK8MC91, JK8MC91, 5L8MC91, 9L8MC91, FL8MC91, 1M8MC91, 5M8MC91, 7M8MC91, 8M8MC91, BM8MC91, DM8MC91, FM8MC91, GM8MC91, JM8MC91, 1N8MC91, 2N8MC91, 4N8MC91, 5N8MC91, 7N8MC91, 8N8MC91, 9N8MC91, CN8MC91, DN8MC91, FN8MC91, HN8MC91, JN8MC91,
Startek Canada Services, Ltd.
/s/ Steve Butler, CEO
Name/Title:
Page 2 of 4 to Schedule “B1”

Schedule “B1”
This Schedule “B1” is attached to and forms part of the Security Agreement dated the ____17___of November, 2006 between Startek Canada Services, Ltd. and Wells Fargo Equipment Finance Company.
DESCRIPTION OF EQUIPMENT
Asset Location: 401 Spence Avenue, Hawkesbury, Ontario K6A 2Y3

Asset description	Quantity	Asset	Vendor
Dell GX520 Desktops	527	20520	Continued...
1P8MC91, 3P8MC91, 4P8MC91, 5P8MC91, 7P8MC91, 8P8MC91, JY8MC91, 2Z8MC91, 4Z8MC91, D09MC91, HO9MC91, 119MC91, 319MC91, 419MC91, 619MC91, 81MC91, C19MC91, F19MC91, J19MC91, 229MC91, 529MC91, 729MC91, B29MC91, F29MC91, J29MC91, D59MC91, G59MC91, 469MC91, 369MC91, 669MC91, 869MC91, D69MC91, H69MC91, 179MC91, 579MC91, 879MC91, B79MC91, F79MC91, H79MC91, 189MC91, 389MC91, 589MC91, B5CNC91, G5CNC91, 26CNC91, 46CNC91, 76CNC91, B6CNC91, F6CNC91, 27CNC91, 57CNC91, 97CNC91, G7CNC91, 18CNC91, 38CNC91, 78CNC91, D8CNC91, H8CNC91, 29CNC91, H0ZNC91, 11ZNC91, 31ZNC91, 41ZNC91, 61ZNC91, 81ZNC91, B1ZNC91, C1ZNC91, F1ZNC91, J1ZNC91, 22ZNC91, 52ZNC91, 72ZNC91, D2ZNC91, 23ZNC91, 53ZNC91, 83ZNC91, F3ZNC91, 14ZNC91, 34ZNC91, 74ZNC91, B4ZNC91, D4ZNC91, G4ZNC91, 15ZNC91, 45ZNC91, 75ZNC91, F5ZNC91, J5ZNC91, 26ZNC91, 46ZNC91, 66ZNC91, 96ZNC91, C6ZNC91, 4DCNC91, 8DCNC91, GDCNC91, 2FCNC91, 7FCNC91, CFCNC91, FFCNC91, JFCNC91, 1GCNC91, 3GCNC91, 5GCNC91, 8GCNC91, DGCNC91, JGCNC91, 6HCNC91, 9HCNC91, DHCNC91, CJCNC91, 2KCNC91, 4KCNC91, 6KCNC91, 7KCNC91, 8KCNC91, BKCNC91, DKCNC91, HKCNC91, 1LCCNC91, 4LCNC91, 6LCNC91, BLCNC91, DLCNC91, JLCNC91, 3MCNC91, 6MCNC91, 8MCNC91, BMCNC91, CMCNC91, FMCNC91, HMCNC91, JMCNC91, 4NCNC91, 6NCNC91, 8NCNC91, 9NCNC91, BNCNC91, CNCNC91, GNCNC91, HNCNC91, 2PCNCN91, 4PCNC91, 6PCNC91.

Dell 1850 Server Purch — Dell Canada	6	25021	Dell Computer Corp.
Serials: 6TZCJ91, GTZCJ91, JTZCJ91, 1VZCJ91, 2VZCJ91

Purch. Dell Rack — Dell Canada	1	25022	Dell Computer Corp.
Serial: CWGMJ91

Purch Dell KVM Unit — Dell Canada	1	25023	Dell Computer Corp.
Serial: B34KR81

Purch Dell Rack Console — Dell Canada	1	25024	Dell Computer Corp.
Binaural Headsets	500	25025	Canadian Communication Products Inc.
Monaural Headsets	500	25026	Canadian Communication Products Inc.
Smart Cords	500	25027	Canadian Communication Products Inc.
ADI Terminal, 2000-BC Ethernet	86	25028	ADI Time
ADI Time 600 MS-SQL	1	25029	ADI Time
ADI Time Web Entry Seats	75	25030	ADI Time
ADI payroll interface	1	25031	ADI Time
ADI Professional Services	1	25032	ADI Time
Dell 1100MP projectors	4	25033	Dell Computer Corp.
Router, Cisco 3825 2GE,1SFP	2	25051	Bell Canada
Serials: 99GMY51, B9GMY51, D9GMY51, G9GMY51

Memory, Cisco 3825 64 to 128MB	2	25052	Bell Canada
Port, 2 port Ethernet & 2 Wan Module	2	25053	Bell Canada
Router IOS, Cisco 3825 Advanced	2	25054	Bell Canada
WAN Interface card, T1	14	25055	Bell Canada
Switches, Cisco C2950 48p 10/100	17	25056	Bell Canada
Startek Canada Services, Ltd.
/s/ Steve Butler, CEO
Name/Title:
Page 3 of 4 to Schedule “B1”

Schedule “B1”
This Schedule “B1” is attached to and forms part of the Security Agreement dated the ____17___of November, 2006 between Startek Canada Services, Ltd. and Wells Fargo Equipment Finance Company.
DESCRIPTION OF EQUIPMENT
Asset Location: 401 Spence Avenue, Hawkesbury, Ontario K6A 2Y3

Asset description	Quantity	Asset	Vendor
Chassis, Cisco Catalyst 4500 3-slot	2	25057	Bell Canada
Power Supply, Cisco Catalyst 4500	4	25058	Bell Canada
IOS, Cisco Catalyst 4500, ENH SW L3	2	25059	Bell Canada
GBIX, 1000Base-SX short wave	4	25060	Bell Canada
Blades, 48 port, Catalyst 4500	2	25061	Bell Canada
Catalyst 4000 Supervisor IV	2	25062	Bell Canada
Wideband: Security System	1	25065	Wideband Communications
IEX license	1	25066	IEX
HP laserjet 2420dn	3	25067	ASAP Software
Serials: CNGKJ38831, CNGKJ37402, CNGKJ38913

IBM T43 laptop	3	25068	ASAP Software
Serials: 1S2687D3UL3AV637, 1S2687D3UL3AV631, 1S2687D3UL3AV173

Headsets for PC training	150	25069	ASAP Software
Contract labor to unload unpack move and set up PC	1	25070	Prescott-Russell Inc.
Purch of Rack and Server — Dell Canada	1	25071	Dell Computer Corp.
Serial: DLK7Q91

Qwiz 41254 02/20/06 Fee-Consulting CRD-2006-01	1	25072	Qwiz, Inc.
Aspect software to DM	3	25073	Aspect Communications
Hawkesbury building cabling Bell	1	25074	Bell Canada
Avaya Hardware Bell Can	3143	25075	Bell Canada
Avaya Software	1939	25076	Bell Canada
RMDC: Reception Seating	6	25079	Rocky Mountain Desk Corporation
Ext Mics	4	25080	Canadian Communication Products Inc.
Music On Hold	2	25081	Communitech
Speaker Phone Can comm	4	25101	Canadian Communication Products Inc.
BENDSEN SIGNS & GRAPHICS—FURNISH & INSTALL	1	25109	Bendsen Signs & Graphics
Additional Electrical work in main IT room	542	25121	Laurier Electric
NEW WORK FORCE MGMT	20	25132	Bell Canada
SOFTWARE LICENCE	1	25133	Bell Canada
Tech avaya april 4, 5, & 6	1	25134	Bell Canada
Conduit install Aecon Utilities	1	25135	Aecon Utilities Inc.
WFM Aadapter Standard Non-Aspect	3	25136	Aspect Communications
Quality Monitoring Equipment	617	25148	Bell Canada
Quality Monitoring Equipment	618	25150	Bell Canada
Implementation; eWFM adaptor	1	25180	Aspect Communications
Terminal, Ethernet 2000-BC	1	25205	ADI Time
Terminal, Ethernet 2000-BC	1	25206	ADI Time
Terminal, Ethernet 2000-BC	1	25207	ADI Time
Implementation; DataMart contributor frm Avaya swi	1	25232	Aspect Communications
Cupido construction-Additional invoices	1	25264	Cupido Construction Ltd.
Wideband: Security System-Additional costs	8	25266	Wideband Communications
Receiver for 1046-5; Hawkesbury, Cabling	1	9000194	Bell Canada
Startek Canada Services, Ltd.
/s/ Steve Butler, CEO
Name/Title:
Page 4 of 4 to Schedule “B1”

Schedule “B2”
This Schedule “B2” is attached to and forms part of the Security Agreement dated the ____17___of November, 2006 between Startek Canada Services, Ltd. and Wells Fargo Equipment Finance Company.
DESCRIPTION OF EQUIPMENT
Asset Location: 125 Syndicate Street, Thunder Bay, Ontario

Asset description	Quantity	Asset	Vendor
Design & Engineering Fees for Buildout	1	24955	Interior Architects
Buildout Costs	1	24956	Cupido Construction Ltd.
Signage, 6 ft by 12 ft, exterior.	1	24957	Bendsen Sign & Graphics, Inc.
Bike rack, 12 bike capacity	1	24958	Nova-Pro Industrial Supply Ltd.
Chair, Ergonomic Task w/arms, olive	424	24959	Rocky Mountain Desk Corporation
Chair, Conference/Huddle Room, Resolve/Char	55	24960	Rocky Mountain Desk Corporation
Chair, Private office desk, Revolve/Grade A Annatt	6	24961	Rocky Mountain Desk Corporation
Chair, Training Room, Revolve/Annatto	56	24962	Rocky Mountain Desk Corporation
Chair, Breakroom, Black	60	24963	Rocky Mountain Desk Corporation
Chair, Breakroom Stools-Bar height, Black	6	24964	Rocky Mountain Desk Corporation
Chair, Private Office Guest, revolve ammatto	12	24965	Rocky Mountain Desk Corporation
Chair, Ergonomic Substantial 350, olive	6	24966	Rocky Mountain Desk Corporation
Application area keyboard freight & install	7	24967	Rocky Mountain Desk Corporation
Chair, Softcare Innovations Recliner, medical room	1	24968	Rocky Mountain Desk Corporation
Table, reception area, glass top/chrome legs	1	24969	Rocky Mountain Desk Corporation
Chair, reception seating, Cartwright Grable armles	34	24970	Rocky Mountain Desk Corporation
Shelving, training area	1	24971	Rocky Mountain Desk Corporation
Shelving, Janitorial	1	24972	Rocky Mountain Desk Corporation
Workstations, agent, Type A	377	24973	Rocky Mountain Desk Corporation
Workstations, supervisor, Type B	21	24974	Rocky Mountain Desk Corporation
Workstations, LRP, Type C	1	24975	Rocky Mountain Desk Corporation
Workstations, Manager, Type D	5	24976	Rocky Mountain Desk Corporation
Workstations, QA, Type E	7	24977	Rocky Mountain Desk Corporation
Workstations, IT, Type G	1	24978	Rocky Mountain Desk Corporation
Furniture,Private office	6	24979	Rocky Mountain Desk Corporation
Desk, reception station for 2 people	4	24980	Rocky Mountain Desk Corporation
Training room accessories-whitebds, lecterns, etc	2	24981	Rocky Mountain Desk Corporation
Tables, UpStart conference, rectangular	8	24982	Rocky Mountain Desk Corporation
Tables, UpStart breakroom, round	15	24983	Rocky Mountain Desk Corporation
Tables, UpStart huddle room, round	4	24984	Rocky Mountain Desk Corporation
Tables, UpStart training room, rectangular	46	24985	Rocky Mountain Desk Corporation
Tables, UpStart LRP, rectangular	1	24986	Rocky Mountain Desk Corporation
Startek Canada Services, Ltd.
/s/ Steve Butler, CEO
Name/Title:
Page 1 of 5 to Schedule “B2”

Schedule “B2”
This Schedule “B2” is attached to and forms part of the Security Agreement dated the ____17___of November, 2006 between Startek Canada Services, Ltd. and Wells Fargo Equipment Finance Company.
DESCRIPTION OF EQUIPMENT
Asset Location: 125 Syndicate Street, Thunder Bay, Ontario

Asset description	Quantity	Asset	Vendor
Files, lateral 4H	8	24987	Rocky Mountain Desk Corporation
Files, lateral 4H	4	24988	Rocky Mountain Desk Corporation
Design fees for furniture layout	1	24989	Rocky Mountain Desk Corporation
Labor to receive & install call center furniture	1	24990	Rocky Mountain Desk Corporation
Laptop, IBM Thinkpad R60P Express T2500	1	24991	ASAP Software
Serial: 1S2623DDUL3A0531

Laptop, IBM Thinkpad R60P Express T2500	1	24992	ASAP Software
Serial: 1S263DDUL3A0566

IEX License	1	24993	IEX
Headsets, Monaural, 2020-NC	500	24994	Canadian Communication Products Inc.
Headsets, Biaural, 2025-NC	500	24995	Canadian Communication Products Inc.
Router, Cisco 3825 2GE,1SFP	2	24996	Bell Canada
Memory, Cisco 3825 64 to 128MB	2	24997	Bell Canada
Port, 2 port Ethernet & 2 Wan Module	4	24998	Bell Canada
Router IOS, Cisco 3825 Advanced	2	24999	Bell Canada
WAN Interface card, T1	14	25000	Bell Canada
Switches, Cisco C2950 48p 10/100	17	25001	Bell Canada
Chassis, Cisco Catalyst 4500 3-slot	2	25002	Bell Canada
Power Supply, Cisco Catalyst 4500	4	25003	Bell Canada
IOS, Cisco Catalyst 4500, ENH SW L3	2	25004	Bell Canada
GBIX, 1000Base-SX short wave	4	25005	Bell Canada
Catalyst 4000 Supervisor IV	2	25006	Bell Canada
Blades, 48 port, Catalyst 4500	2	25007	Bell Canada
Project Management fees, Mark Cohen	1	25008	Organic People, Inc.
ADI Terminal, 2000-BC Ethernet	86	25009	ADI Time
ADI Time 600 MS-SQL	1	25010	ADI Time
ADI Time Web Entry Seats	75	25011	ADI Time
ADI payroll interface	1	25012	ADI Time
ADI Professional Services	2	25013	ADI Time
Rack console, 5Q 15FP	1	25014	Dell ComputerCorp.
Rack, PowerEdge 4210	1	25015	Dell ComputerCorp.
Serial: 2RGMJ91

KVM Unit	1	25016	Dell ComputerCorp.
Serial: 5Z3KR81
Startek Canada Services, Ltd.
/s/ Steve Butler, CEO
Name/Title:
Page 2 of 5 to Schedule “B2”

Schedule “B2”
This Schedule “B2” is attached to and forms part of the Security Agreement dated the ____17___of November, 2006 between Startek Canada Services, Ltd. and Wells Fargo Equipment Finance Company.
DESCRIPTION OF EQUIPMENT
Asset Location: 125 Syndicate Street, Thunder Bay, Ontario P7C 5K4

Asset description	Quantity	Asset	Vendor
Server, Dell PowerEdge 1850	6	25017	Dell ComputerCorp.
Serials: BG5DJ91, DG5DJ91, HG5DJ91, 1H5DJ91, 2H5DJ91, 3H5DJ91

Projectors, Dell 1100MP DLP	4	25018	Dell ComputerCorp.
Serials: 2C5MY51, 2D5MY51, 3M4MY51, DC5MY51

Desktop, Dell Optiplex GX520, P4 521/2.8GHz	527	25019	Dell ComputerCorp.
Serials: 1Q81D91, 4Q81D91, 5Q81D91, 9Q81D91, DQ81D91, JQ81D91, 4R81D91. 7R81D91, DR81D91, GR81D91, 3S81D91, 5S81D91, 9S81D91, FS81D91, JS81D91, 4T81D91, 7T81D91, 10J1D91, 50J1D91, 70J1D91, B0J1D91, D0J1D91, J0J1D91, 41J1D91, 81J1D91, D1J1D91, H1J1D91, 22J1D91, 72J1D91, B2J1D91, J2J1D91, 13J1D91, 33J1D91, 73J1D91, FT81D91, 2V81D91, 3V81D91, 6V81D91, 9V81D91, BV81D91, GV81D91, HV81D91, 3W81D91, 6W81D91, CW81D91, HW81D91, 4X81D91, 8X81D91, 9X81D91, DX81D91, 2Y81D91, B7Z1D91, C7Z1D91, F7Z1D91, H7Z1D91, J7Z1D91, 28Z1D91, 48Z1D91, 58Z1D91, 3HZ1D91, 5HZ1D91, 6HZ1D91, 7HZ1D91, CHZ1D91, DHZ1D91, FHZ1D91, JHZ1D91, 1JZ1D9145N2D91, 75N2D91, B5N2D91 F5N2D91, H5N2D91, 26N2D91, 56N2D91, 66N2D91, B6N2D91, D6N2D91, H6N2D91, 37N2D91, 67N2D91, B7N2D91, F7N2D91, 28N2D91, 78N2D91, 1ZJ4D91, 4ZJ4D91, 9ZJ4D91, FZJ4D91, 40K4D91, 50K4D91, 80K4D91, B0K4D91, C0K4D91, H0K4D91, 11K4D91, 41K4D91, 71K4D91, 91K4D91, B1K4D91, F1K4D91, G1K4D91, 3NS4D91, 4NS4D91, 6NS4D91, 8NS4D91, BNS4D91, FNS4D91, HNS4D91, 1PS4D91, 3PS4D91, 5PS4D91, 7PS4D91, 8PS4D91, BPS4D91, DPS4D91, GPS4D91, 1QS4D91, 3QS4D91, CSDZC91, DSDZC91, FSDZC91, GSDZC91, HSDZC91, JSDZC91, 1TDZC91, 3TDZC91, 4TDZC91, 6TDZC91, 8TDZC91, 9TDZC91, BTDZC91, CTDZC91, DTDZC91, FTDZC91, HTDZC91, JTDZC91, 2VDZC91, 3VDZC91, 4VDZC91, 6VDZC91, 7VDZC91, 9VDZC91, DVDZC91, FVDZC91, HVDZC91, 1WDZC91, 3WDZC91, 4WDZC91, 7WDZC91, 9WDZC91, FWDZC91, HWDZC91, B1FZC91, 4NLZC91, 6NLZC91, BNLZC91, CNLZC91, DNLZC91, GNLZC91, HNLZC91, JNLZC91, 2PLZC91, 3PLZC91, 4PLZC91, 5PLZC91, 6PLZC91, 8PLZC91, BPLZC91, FPLZC91, 93J1D91, F3J1D91, J3J1D91, 34J1D91, 64J1D91, B4J1D91, D4J1D91, J4J1D91, 25J1D91, 35J1D91, 75J1D91, B5J1D91, D5J1D91, G5J1D91, 16J1D91, 46J1D91, 66J1D91, 96J1D91, G6J1D91, H6J1D91, 37J1D91, 28J1D91, 58J1D91, 78J1D91, B8J1D91, D8J1D91, G8J1D91, H8J1D91, 49J1D91, 69J1D91, 99J1D91, C9J1D91, F9J1D91, G9J1D91, 92N2D91, B2N2D91, 43N2D91, 83N2D91, D3N2D91, H3N2D91, 14N2D91, 34N2D91, 44N2D91, 64N2D91, 74N2D91, B4N2D91, C4N2D91, F4N2D91, G4N2D91, J4N2D91, 15N2D91, 2JZ1D91, 6JZ1D91, 9JZ1D91, DJZ1D91, FJZ1D91, JJZ1D91, B202D91, D202D91, J202D91, 4302D91, 7302D91, D302D91, J302D91, 4402D91, J402D91, 5502D91, H502D91, F8MYC91, J8MYC91, 19MYC91, 39MYC91, 59MYC91, 89MYC91, B9MYC91, D9MYC91, F9MYC91, G9MYC91, H9MYC91, 1BMYC91, 3BMYC91, 5BMYC91, 8BMYC91, 9BMYC91, BBMYC91, CBMYC91, DBMYC91, GBMYC91, HBMYC91, 1CMYC91, 3CMYC91, 6CMYC91, 8CMYC91, DCMYC91, FCMYC91, HCMYC91, JCMYC91, 3DMYC91, 5DMYC91, 8DMYC91, 9DMYC91, DDMYC91, GDMYC91, HDMYC91, 2FMYC91, 3FMYC91, 6FMYC91, 8FMYC91, CFMYC91, FFMYC91, HFMYC91, 2GMYC91, 4GMYC91, 7GMYC91, DGMYC91, 3HMYC91, 4HMYC91, 8HMYC91, BHMYC91, GHMYC91,
Startek Canada Services, Ltd.
/s/ Steve Butler, CEO
Name/Title:
Page 3 of 5 to Schedule “B2”

Schedule “B2”
This Schedule “B2” is attached to and forms part of the Security Agreement dated the ____17___of November, 2006 between Startek Canada Services, Ltd. and Wells Fargo Equipment Finance Company.
DESCRIPTION OF EQUIPMENT
Asset Location: 125 Syndicate Street, Thunder Bay, Ontario P7C 5K4

Asset description	Quantity	Asset	Vendor
Desktop, Dell Optiplex GX520, P4 521/2.8GHz	527	25019	Continued...
3JMYC91, 4JMYC91, 6JMYC91, 8JMYC91, CJMYC91, HJMYC91, 3KMYC91, 4KMYC91, 5KMYC91, 9KMYC91, 1LMYC91, 2LMYC91, 4LMYC91, 6LMYC91, 9LMYC91, 3MMYC91, 6602D91, 9602D91, F602D91, JM32D91, 4N32D91, 6N32D91, 8N32D91, DN32D91, JN32D91, 2P32D91, 7P32D91, BP32D91, DP32D91, FP32D91, 1Q32D91, 6Q32D91, 2R32D91, 5MMYC91, 8MMYC91, CMMYC91, FMMYC91, JMMYC91, 1NMYC91, 4NMYC91, 5NMYC91, 9NMYC91, CNMYC91, DNMYC91, GNMYC91, 1PMYC91, 2PMYC91, 4PMYC91, 5PMYC91, 8PMYC91, 9PMYC91, BPMYC91, DPMYC91, FPMYC91, GPMYC91, JPMYC91, 1QMYC91, 3QMYC91, 5QMYC91, 6QMYC91, 8QMYC91, 9QMYC91, CQMYC91, DQMYC91, GQMYC91, HQMYC91, JQMYC91, 2RMYC91, 6RMYC91, 7RMYC91, 8RMYC91, BRMYC91, DRMYC91, FRMYC91, HRMYC91, JRMYC91, 3SMYC91, 7SMYC91, BSMYC91, CSMYC91, DSMYC91, FSMYC91, HSMYC91, JSMYC91, 2TMYC91, 5TMYC91, 7TMYC91, 9TMYC91, BTMYC91, DTMYC91, GTMYC91, JTMYC91, 2VMYC91, 5VMYC91, 7VMYC91, 9VMYC91, BVMYC91, DVMYC91, FVMYC91, HVMYC91, JVMYC91, 3WMYC91, 7WMYC91, 9WMYC91, DWMYC91, FWMYC91, HWMYC91, 1XMYC91, 2XMYC91, 4XMYC91, 8XMYC91, 9XMYC91, CXMYC91, GXMYC91, HXMYC91, 2YMYC91, 4YMYC91, 6YMYC91, 7YMYC91, 9YMYC91, CYMYC91, HYMYC91, JYMYC91, 2ZMYC91, 8ZMYC91, CZMYC91, FZMYC91, JZMYC91, 30NYC91, 50NYC91, 70NYC91, B0NYC91, F0NYC91, G0NYC91, J0NYC91, 84NYC91, 6RYYC91, BRYYC91, DRYYC91, 1SYYC91, 3SYYC91, 5SYYC91, 8SYYC91, BSYYC91, DSYYC91, JSYYC91, 4TYYC91, 6TYYC91, 9TYYC91, CTYYC91, GTYYC91, JTYYC91, 8V92D91, 9V92D91, BV92D91, CV92D91, DV92D91, FV92D91, GV92D91, HV92D91, JV92D91, 1W92D91, 2W92D91, 4W92D91, 6W92D91, 7W92D91, 8W92D91, 9W92D91, BW92D91, 8QB1D91, BQB1D91, DQB1D91, FQB1D91, GQB1D91, HQB1D91, 3RB1D91, 4RB1D91, 6RB1D91, 8RB1D91, CRB1D91, HRB1D91, JRB1D91, 5SB1D91, 7SB1D91, 9SB1D91, BSB1D91, GSB1D91, HSB1D91, 1TB1D91, 3TB1D91, 6TB1D91, 7TB1D91, 8TB1D91, BTB1D91, FTB1D91, GTB1D91, 1VB1D91, 2VB1D91, 4VB1D91, 6VB1D91, 8VB1D91, CVB1D91, DVB1D91, HVB1D91, 2WB1D91, 5WB1D91, 8WB1D91, BWB1D91, DWB1D91, FWB1D91, HWB1D91, JWB1D91, 1XB1D91, 3XB1D91, 4XB1D91, 6XB1D91, 7XB1D91, 9XB1D91, BXB1D91, DXB1D91, FXB1D91, JXB1D91, 2YB1D91, 6YB1D91, 7YB1D91, BYB1D91, DYB1D91, HYB1D91, 4ZB1D91, 8ZB1D91, BZB1D91, DZB1D91, JZB1D91, 30B1D91, 50B1D91, 70B1D91, B0B1D91.

Headsets for PC training	150	25099	ASAP Software
Purch of Rack and Server — Dell Canada	4	25100	Dell ComputerCorp.
Serials: B2GNY51, G2NY51, 8QVZP91, 7YD9Q91

Speaker Phone Can comm	2	25102	Canadian Communication Products Inc.
Ext Mics	2	25103	Canadian Communication Products Inc.
Avaya Hardware Bell Can	3360	25104	Bell Canada
Avaya Software	2340	25105	Bell Canada
Hawkesbury building cabling Bel	1	25106	Bell Canada
Startek Canada Services, Ltd.
/s/ Steve Butler, CEO
Name/Title:
Page 4 of 5 to Schedule “B2”

Schedule “B2”
This Schedule “B2” is attached to and forms part of the Security Agreement dated the ____17___of November, 2006 between Startek Canada Services, Ltd. and Wells Fargo Equipment Finance Company.
DESCRIPTION OF EQUIPMENT
Asset Location: 125 Syndicate Street, Thunder Bay, Ontario P7C 5K4

Asset description	Quantity	Asset	Vendor
IBM T43 laptop, Port Replicators, APC Back-ups, Printers	12	25107	ASAP Software
Serials: 1S2687D3UL3AY826, 1S2687D3UL3AV186, 1S2687D3UL3AY818, 1S74P6733M1A2ZR6, 1S74P6733M1A31DN, 1S74P6733M1A31EN, SL3BHW30, SL3BHW34, SL3BHW36, SBB0542022893, SBB0542022940, SBB0542023159, SBB0542023175, SBB0542024174, MY5BM3W1P4

HP laserjet 2420dn	3	25108	ASAP Software
Serials: CNGKJ37023, CNGKJ38824, CNGKJ38834

Wideband: Security System	1	25110	Wideband Communications
Meter; electric meter, CT’s, PT’s & Installation	1	25111	Thunder Bay Hydro Electricity Distribution Inc.
Laptop Accessories; docking stations, pwr supplies	8	25112	ASAP Software
Serials: SM1A63MM, SM1A650F, SM1A650Q, SL3CYD18, SL3CYD95, SL3CYD20, SL3CYE13, SL3CYD38

Music On Hold	1	25113	Communitech
Aspect software to DM	2	25114	Aspect Communications
Extending phone switch	1	25115	Bell Canada
SOFTWARE LICENCE	1	25137	Bell Canada
Tech avaya april 4, 5, & 6	1	25138	Bell Canada
NEW WORK FORCE MGMT	20	25139	Bell Canada
WFM ADAPETER STAND	3	25140	Aspect Communications
Quality Monitoring Equipment	1	25147	Bell Canada
Quality Monitoring Equipment	1	25149	Bell Canada
Design & Engineering Fees for Buildout-Additional	1	25179	Interior Architects
Music on Hold for IP Remote Programming	1	25204	Communitech
Terminal, Ethernet 2000-BC	1	25208	ADI Time
Terminal, Ethernet 2000-BC	1	25209	ADI Time
Terminal, Ethernet 2000-BC	1	25210	ADI Time
Wideband: Security System, SU Keyswitch c/w LED	1	25269	Wideband Communications
Serial: 960L-MO-MAX28

Buildout Costs-Additional payments	1	25270	Cupido Construction Ltd.
Buildout Costs-Additional payments	1	25271	Cupido Construction Ltd.
Receiver for C1047-9; Thunder Bay Fac. Buildout	1	9000161	First general Services
Startek Canada Services, Ltd.
/s/ Steve Butler, CEO
Name/Title:
Page 5 of 5 to Schedule “B2”